UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2015

AutoNation, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	1-13107	73-1105145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 SW 1st Ave

Ft. Lauderdale, Florida 33301

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (954) 769-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 21, 2015, AutoNation, Inc. (the “Company”) closed its sale of $300.0 million aggregate principal amount of 3.350% Senior Notes due 2021 (the “2021 Notes”) and $450.0 million aggregate principal amount of 4.500% Senior Notes due 2025 (the “2025 Notes” and together with the 2021 Notes, the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”), entered into on September 16, 2015, by and among the Company, the Company’s subsidiary guarantors named therein (the “Guarantors”) and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and SunTrust Robinson Humphrey, Inc., and the other several underwriters listed in Schedule A thereto. The 2021 Notes were issued at 99.998% of the aggregate principal amount, representing a yield to maturity of 3.351%, and the 2025 Notes were issued at 99.663% of the aggregate principal amount, representing a yield to maturity of 4.542%. The Notes were sold pursuant to the Company’s registration statement on Form S-3 (File No. 333-193972) filed with the U.S. Securities and Exchange Commission (the “SEC”).

Certain affiliates of each of the underwriters act as agents or lenders under the revolving credit facilities of the Company’s credit agreement. In addition, certain affiliates of the underwriters act as agents or lenders for certain of the Company’s vehicle floorplan facilities. Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

The Notes were issued under a senior indenture, dated as of April 14, 2010 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented, with respect to the 2021 Notes, by a supplemental indenture entered into on September 21, 2015 by and among the Company, the Trustee and the Guarantors (the “2021 Notes Supplemental Indenture” and together with the Base Indenture, the “2021 Notes Indenture”) and, as amended and supplemented, with respect to the 2025 Notes, by a supplemental indenture entered into on September 21, 2015 by and among the Company, the Trustee and the Guarantors (the “2025 Notes Supplemental Indenture” and together with the Base Indenture, “the 2025 Notes Indenture”). The 2021 Notes Indenture and the 2025 Notes Indenture are referred to collectively as the “Indentures.”

The 2021 Notes will mature on January 15, 2021 and bear interest at a rate equal to 3.350% per year, payable on January 15 and July 15 of each year, beginning on January 15, 2016. The 2025 Notes will mature on October 1, 2025 and bear interest at a rate equal to 4.500% per year, payable on April 1 and October 1 of each year, beginning on April 1, 2016. The interest rate payable on the Notes is subject to adjustment upon the occurrence of certain credit rating events as provided in the Indentures. The Notes are guaranteed by substantially all of the Company’s subsidiaries. Such subsidiary guarantees may be released in certain circumstances as set forth in the Indentures. The Indentures contain certain restrictive covenants that, among other things, limit the ability of the Company to incur liens, enter into sale and leaseback transactions and merge, consolidate or transfer all or substantially all of its assets.

The Underwriting Agreement, the Base Indenture, the 2021 Supplemental Indenture (which includes the Form of 3.350% Senior Notes due 2021) and the 2025 Supplemental

Indenture (which includes the Form of 4.500% Senior Notes due 2025) are exhibits hereto, and each is incorporated herein by reference. The descriptions of the provisions of the Underwriting Agreement and the Indentures are summary in nature and are qualified in their entirety by reference to the provisions of such agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 with respect to the Company’s issuance of the Notes is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 16, 2015, by and among the Company, the Company’s subsidiary guarantors named therein and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and SunTrust Robinson Humphrey, Inc., and the other several underwriters listed in Schedule A thereto.

4.1	Indenture, dated as of April 14, 2010, between AutoNation, Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on April 15, 2010).

4.2	2021 Notes Supplemental Indenture, dated as of September 21, 2015.

4.3	2025 Notes Supplemental Indenture, dated as of September 21, 2015.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

5.2	Opinion of C. Coleman G. Edmunds.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

23.2	Consent of C. Coleman G. Edmunds (included in Exhibit 5.2).

Certain of the agreements listed as exhibits to this Form 8-K (including the schedules and exhibits to such agreements), which are being filed to provide investors with information regarding their terms, contains various representations, warranties and covenants of the Company and the other parties thereto. They are not intended to provide any factual information about any of the parties thereto or any subsidiaries of the parties thereto. The assertions embodied in those representations, warranties and covenants were made for purposes of each of the agreements, solely for the benefit of the parties thereto. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a security holder might view as material, or may have been made for purposes of allocating contractual risk among the parties rather than establishing matters as facts. Investors should not view the representations, warranties and covenants in the agreements (or any description thereof) as disclosures with respect to the actual state of facts concerning the business, operations or condition of any of the parties to the agreements (or their subsidiaries) and should not rely on them as such. In addition, information in any such representations, warranties or covenants may change after the dates covered by such provisions, which subsequent information may or may not be fully reflected in the public disclosures of the parties. In any event, investors should read the agreements together with the other information concerning the Company contained in reports and statements that it files with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2015	AUTONATION, INC.

	By:	/s/ Jonathan P. Ferrando
	Name:	Jonathan P. Ferrando
	Title:	Executive Vice President - General Counsel, Corporate Development and Human Resources

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 16, 2015, by and among the Company, the Company’s subsidiary guarantors named therein and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and SunTrust Robinson Humphrey, Inc., and the other several underwriters listed in Schedule A thereto.

4.1	Indenture, dated as of April 14, 2010, between AutoNation, Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on April 15, 2010).

4.2	2021 Notes Supplemental Indenture, dated as of September 21, 2015.

4.3	2025 Notes Supplemental Indenture, dated as of September 21, 2015.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

5.2	Opinion of C. Coleman G. Edmunds.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

23.2	Consent of C. Coleman G. Edmunds (included in Exhibit 5.2).